UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 28, 2009
Cavium Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33435	77-0558625

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

805 E. Middlefield Road, Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-623-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 28, 2009, Cavium Networks, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2009. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information under Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information and the accompanying exhibit shall not be incorporated by reference into filings with the U.S. Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. 99.1 — Press release entitled “Cavium Networks Announces Financial Results for Q2 2009,” dated July 28, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cavium Networks, Inc.
July 28, 2009	By:	/s/ Arthur D. Chadwick
		Name:	Arthur D. Chadwick
		Title:	Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release entitled “Cavium Networks Announces Financial Results for Q2 2009,” dated July 28, 2009.